Salary Deferral Plans	12 Months Ended
Dec. 31, 2012
Salary Deferral Plans [Abstract]
Salary Deferral Plans
(18)	Salary Deferral Plans

Wilson Bank provides its executive officers an Executive Salary Continuation Plan, which also provides for death and disability benefits. The Executive Salary Continuation Plan was established by the Board of Directors to reward executive management for past performance and to provide additional incentive to retain the service of executive management. There were ten employees participating in the Executive Salary Continuation Plan at December 31, 2012.

The Executive Salary Continuation Plan provides retirement benefits for a period of 180 months after the employee reaches the age of 65 and/or age 55 after 20 years of service. The Executive Salary Continuation Plan also provides benefits over a period of fifteen years in the event the executive should die or become disabled prior to reaching retirement. Wilson Bank has purchased insurance policies or other assets to provide the benefits listed above. The insurance policies remain the sole property of Wilson Bank and are payable to Wilson Bank. At December 31, 2012 and 2011, the salary deferral compensation liability totaled $2,017,000 and $1,878,000, respectively, the cash surrender value of life insurance was $2,308,000 and $2,001,000, respectively, and the face amount of the insurance policies in force approximated $7,109,000 and $7,000,000, respectively. The Executive Salary Continuation Plan is not qualified under Section 401 of the Internal Revenue Code.

During November 2012, the Company amended its Executive Salary Continuation Plan effectively freezing accrual benefits so that no additional benefits will be accrued under the existing Executive Salary Continuation Plan. The frozen disability benefit will be paid until the applicable executive’s normal retirement age at which time such benefit will be reduced to the normal retirement benefit provided for under the applicable Executive Salary Continuation Plan agreement for the remaining benefit period.

In November 2012, Supplemental Executive Retirement Plan (SERP) Agreements were entered into with Wilson Bank’s executive officers to provide certain supplemental nonqualified pension benefits to the executives in coordination with the freezing of the benefits under the executive’s Salary Continuation Agreement. The SERP Agreements when combined with the frozen Salary Continuation Agreements continue to provide the executives with the same benefits as provided under the Salary Continuation Agreements for the 180-month period provided for thereunder and then continue a portion of that benefit for the remainder of each of the executives’ lives. In November 2012, Wilson Bank purchased Flexible Premium Indexed Deferred Annuity Contracts in the amount of $3,809,000 to fund the benefits under the SERP Agreements. The Salary Continuation Agreements, as amended, and the SERP Agreements together provide for the payment of an annual cash benefit to each of the executives (or their beneficiaries) following the executive’s separation from service from Wilson Bank under a variety of circumstances including both the executive’s voluntary termination of the executive’s employment with Wilson Bank and the involuntary termination of the executive by Wilson Bank without cause. The payments are made partially from the frozen Salary Continuation Agreements and partially from the SERP Agreements for 180 months following an executive’s termination of service (in most cases) and a portion of the payments then continue for the remainder of the executive’s life under the SERP Agreements.